Business Combinations	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
Business combinations
5.	Business combinations

Assets acquired and liabilities assumed in business combinations were recorded on the consolidated balance sheets as of the respective acquisition dates based upon their estimated fair values at such dates. The results of operations of businesses acquired by the Group have been included in the consolidated statements of income (loss) since their respective dates of acquisition. The excess of the purchase price at the acquisition date over the estimated fair values of the underlying assets acquired and liabilities assumed was allocated to goodwill.

There was no business acquisition for the years ended December 31, 2021 and 2020 due to the impact of COVID-19.

Business acquisitions for the year ended December 31, 2019:

On May 31, 2019, Shenzhen Meten entered into several agreements with respect to certain business acquisitions, including 1)Yunnan Meten Enterprise Management Co., Ltd.; 2) Nantong Meilianhang Education Consulting Co., Ltd.; 3) Nantong Chongchuang Xinlianyu English Training School Co., Ltd.; and 4) Hefei Yilian Education Training Co., Ltd. (collectively referred as the “Acquirees”), pursuant to which Shenzhen Meten agreed to acquire 100% equity interests in the Acquirees for a total cash consideration of RMB15,010. Upon completion of the acquisition on May 31, 2019, the Acquirees became wholly-owned subsidiaries of Shenzhen Meten.

The principal business activity of the Acquirees is providing general English language training service. The Acquirees were the franchised stores of the Group prior to the acquisition and management considered the results of the Group’s operations involving franchisees to be immaterial.

These transactions were accounted for under the acquisition method of accounting in accordance with ASC 805, Business Combinations. The results of the Acquirees’ operations have been included in the Company’s consolidated financial statements since May 31, 2019. The revenue and net income of the Acquirees from the acquisition date to December 31, 2019 is RMB23,999 and RMB6,585 respectively.

The allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values was as follows:

As of May 31, 2019
RMB’000
Cash and cash equivalents	4,254
Prepayments and other current assets	8,974
Property, plant and equipment	6,959
Operating lease right-of-use	15,320
Intangible assets	200
Accounts payable	(1,518)
Deferred revenue	(25,098)
Salary and welfare payable	(1,219)
Accrued expenses and other payables	(2,795)
Operating lease liabilities	(15,320)
Goodwill	25,253
Total purchase consideration	15,010

The intangible assets mainly consist of reacquired right. The fair values of the reacquired right of RMB200 is amortized within 1 year on a straight line basis. The goodwill of RMB25,253, which was primarily attributable to the synergies expected to be achieved from the acquisition, was assigned to general English training unit and is not deductible for tax purposes.

The fair value of the deferred revenue was estimated based on the costs of fulfilling the obligations plus a normal profit margin under income approach.

Unaudited Pro Forma Financial Information

The following unaudited pro forma consolidated financial information for the years ended December 31, 2018 and 2019 is presented as if the acquisitions had been consummated on January 1, 2018 and after giving effect to acquisition accounting adjustments. These pro forma results have been prepared for illustrative purpose only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place on the date indicated and may not be indicative of future operating results.

Unaudited pro forma consolidated statements of comprehensive income(loss) for the years ended December 31, 2018 and 2019:

	Years ended December 31,
	2018	2019
	RMB’000	RMB’000
Revenues	1,455,736	1,464,028
Net income/(loss)	48,990	(228,193)